UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2023

IGM Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39045	77-0349194
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 E. Middlefield Road
Mountain View, California		94043
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 965-7873

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IGMS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2023, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of IGM Biosciences, Inc. (the “Company”) the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other changes, the amendments effected by the Amended and Restated Bylaws:

•
update the Company’s advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including, among other updates, by:
o
clarifying that, if a stockholder (or a qualified representative of the stockholder) does not appear in person at the applicable meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum;
o
specifying additional information required to be disclosed in any director nomination notice or notices of proposed stockholder business, including additional information regarding related party transactions between director nominees and stockholder associated persons (as defined in the Amended and Restated Bylaws) and third-party compensation arrangements involving director nominees;
o
requiring that any stockholder submitting a director nomination notice provide the Company with reasonable evidence that the stockholder has satisfied Rule 14a-19 no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof; and
o
specifying that, if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting;
•
modify certain provisions applicable to the Board’s ability to take certain actions, including cancelling, postponing, or rescheduling any previously schedule annual meeting, call a special meeting of the stockholders, determine the size of the Board, and designate committees;
•
modify the provisions relating to notice of stockholders’ meetings, stockholder meeting adjournment procedures and conduct of business at stockholder meetings, and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL; and
•
make other updates, including ministerial, clarifying and conforming changes, as well as additional changes to reflect recent amendments to the DGCL.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of IGM Biosciences, Inc.
104	Cover Page Interactive Data file (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IGM BIOSCIENCES, INC.

Date:	March 21, 2023	By:	/s/ Misbah Tahir
Misbah Tahir Chief Financial Officer